UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report

May 27, 2008

(Date of earliest event reported)

STRATUM HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-51229	51-0482104
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification Number)

Three Riverway
Suite 1500
Houston, Texas	77056
(Address of principal executive offices)	(Zip Code)

(713) 479-7000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.  Changes in Registrant’s Certifying Accountant

On May 21, 2008, PMB Helin Donovan, LLP (the “Auditor”) informed the Registrant in writing of its resignation as the Registrant’s independent registered public accounting firm, effective immediately.

The reports of the Auditor on the Registrant’s consolidated financial statements for the past two fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.

During the Registrant’s two most recent fiscal years and through the date hereof, there have been no disagreements with the Auditor on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of the Auditor, would have caused it to make reference to the subject matter of the disagreement in connection with its report.

During the Registrant’s two most recent fiscal years and through the date hereof, there have been no reportable events (as defined in Regulation S-K Item 304(a)(1)(v)), other than as follows: On May 12, 2008, the Registrant filed a Quarterly Report on Form 10-QSB for the quarter ended March 31, 2008   that included financial statements that were not reviewed by the Auditor. The Auditor discussed the Registrant’s Form 10-QSB filing for the quarter ended March 31, 2008 with management on May 19, 2008, and requested that the Registrant file a Current Report on Form 8-K regarding non-reliance on the financial statements in that filing.  Under Regulation S-B Item 304(a)(1)(iv)(A) this matter was not resolved to the satisfaction of the Auditor.  Under Regulation S-B Item 304(a)(1)(iv)(B)(2), the lack of timely notice of non-reliance led the Auditor to be unwilling to be associated with the March 31, 2008 financial statements prepared by management and included in the Registrant’s Form 10-QSB filing. The Auditor advised the Registrant of its desire to discuss this matter with the Chairman of the Board and the members of the Registrant’s audit committee.  However, the Auditor was informed that those individuals were in the process of resigning from their positions with the Registrant, as further described in Item 5.02 of this Current Report on Form 8-K.  For the foregoing reasons, the Auditor disclaims any responsibility with respect to the Quarterly Report on Form 10-QSB for the quarter ended March 31, 2008.

Except as indicated in the fourth paragraph of Exhibit 16 of this Form 8-K, the Auditor has indicated to the Registrant that it concurs with the foregoing statements as they relate to the Auditor and has furnished a letter to the Securities and Exchange Commission to this effect. A copy of this letter is attached as Exhibit 16 to this Current Report on Form 8-K.

As of the date of this Current Report on Form 8-K, the Registrant has not engaged a new independent registered public accounting firm.  The Registrant intends to engage a new independent registered public accounting firm, which will be disclosed in a subsequent Current Report on Form 8-K, and such firm will review the Quarterly Reports on Form 10-QSB for the quarterly period ending June 30, 2008 and for the quarterly period ended March 31, 2008.  If necessary, the Registrant will file an amendment to its Quarterly Report on Form 10-QSB for the quarterly period ended March 31, 2008 once its new registered public accounting firm has completed its review of that report.

Item 5.01.  Change in Control of Registrant

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements with Certain Officers

Effective May 27, 2008, Michael W. Hopkins, Frederick A. Huttner, Sheryl Huttner, Huttner 1999 Partnership Ltd., Richard A. Piske, III, and Robert G. Wonish (collectively the “Sellers”) entered into a Stock Purchase Agreement (the “Purchase Agreement”) with Larry M. Wright for the sale by the Sellers to Mr. Wright of 11,837,857 shares (the “Shares”) of common stock, par value $0.001 per share, of the

Registrant for an aggregate purchase price of $887,839.28 (the “Transaction”).  Prior to the Transaction, Mr. Wright owned approximately 8.5% of the Registrant’s issued and outstanding common stock.  After the Transaction, he owns approximately 53.5% of the Registrant’s issued and outstanding common stock, thereby giving him control of the Registrant.

Two-thirds of the purchase price for the Shares ($591,892.85) was paid in cash at closing, and the remaining one-third of the purchase price ($295,946.43) for the Shares will be paid by December 31, 2008 pursuant to the terms of promissory notes between Mr. Wright and each Seller.  As security for the performance of his obligations under each promissory note, Mr. Wright granted to each Seller a security interest in one-third of the shares of common stock he acquired from such Seller.

In connection with the Transaction, the Board of Directors of the Registrant appointed Mr. Wright as the President and Chief Executive Officer of the Registrant, effective as of the closing of the Transaction.  Mr. Wright, 63, served as a director of the Registrant and as Chief Executive Officer of its subsidiaries prior to this appointment.  He began his career in the oil and gas industry with UNOCAL in 1966.  Mr. Wright has been affiliated with Sabine Gas Transmission since 1985 and was a founder, CEO and President of PANACO, Inc., a public oil and gas company based in Houston, Texas.  He served as President and CEO of The CYMRI Corporation from its founding until its merger with CYMRI, L.L.C. (“CYMRI”), a wholly-owned subsidiary of the Registrant, in March 2006.

In addition, effective as of the closing of the Transaction, the following Sellers resigned their positions as directors and/or officers of the Registrant and/or its subsidiaries, effective as of May 27, 2008:  Frederick A. Huttner, the Registrant’s former Chairman of the Board, resigned his positions as a director of the Registrant, as a manager and Vice President of CYMRI, and as a director of Triumph Energy, Inc. (“Triumph”), a wholly-owned subsidiary of CYMRI; Michael W. Hopkins resigned his positions as a director of the Registrant and as a manager and Vice President of CYMRI; and Robert G. Wonish resigned his positions as a director and the President of Triumph.  Although not a party to the Transaction, Jesse Marion resigned his positions as a director of the Registrant and as a manager of CYMRI, and David B. Russell resigned his position as a director of the Registrant, in each case effective as of May 27, 2008.  At the time of their resignations, Messrs. Marion and Russell were the only independent directors of the Registrant and were the sole members of its audit committee.

On March 31, 2008, Robert G. Wonish resigned as a director of the Registrant and as the President of CYMRI.

Item 9.01.  Financial Statements and Exhibits

(d)

Exhibit Number	Title of Document

16	Letter regarding resignation of PMB Helin Donovan, LLP as certifying accountant dated June 2, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STRATUM HOLDINGS, INC.

June 3, 2008	By:	/s/ D. Hughes Watler, Jr.
Name: D. Hughes Watler, Jr.
Title: Chief Financial Officer

Exhibit Index

Exhibit Number	Title of Document

16	Letter regarding resignation of PMB Helin Donovan, LLP as certifying accountant dated June 2, 2008.